Contact:
Alexander Nickolatos, CFO
anickolatos@ecostim-es.com
281-531-7200

Eco-Stim Energy Solutions strengthens its Board of Directors

HOUSTON, TEXAS – January 16, 2014 - Eco-Stim Energy Solutions, Inc. (“EcoStim” or the “Company”) announced today that its Board of Directors (the “Board”) has approved an increase in the size of its Board from five members to six members and the appointment of Mr. Christopher A. Krummel to the Company’s Board.

Mr. Krummel currently serves as Vice President, Controller and Chief Accounting Officer for Cameron International Corporation where he is responsible for all accounting functions, including consolidated financial reporting and SEC filings. He joined Cameron in October 2007 and was named to his current position in April 2008. Previously, he was with Enventure Global Technology, a private equity backed startup, serving most recently as chief financial officer. Prior to Enventure, he held financial leadership roles with Petroleum Geo-Services (“PGS”) and Price Waterhouse. He holds an undergraduate degree in Accounting from Creighton University and an MBA from The Wharton School of the University of Pennsylvania.

EcoStim’s President and CEO Chris Boswell stated, “As a new public company, we are honored to have someone with such high integrity and relevant public company experience join our Board. Chris has worked in this industry for many years and has been responsible for financial reporting, strong internal controls and cross border transaction structuring for several oilfield service companies. In addition, he has extensive merger and acquisition experience which may prove to be a valuable asset to the Company as we pursue our growth strategy. In addition to his role as a member of the Board, he will serve as the head of our Audit committee. “

About the Company

Eco-Stim Energy Solutions is an environmentally-focused oilfield service and technology company providing proprietary field management technologies and well stimulation and completion services to oil and gas producers drilling in the rapidly expanding international unconventional shale market. EcoStim’s proprietary methodology and technology offers the potential to decrease the number of stages stimulated in shale plays through a unique process that predicts high probability production zones while confirming those production zones using the latest generation down-hole diagnostic tools. In addition, EcoStim offers its clients completion techniques that can dramatically reduce horsepower requirements, emissions, surface footprint and water usage. EcoStim seeks to deliver well completion services with better technology, better ecology and significantly improved economics for unconventional oil and gas producers worldwide.

Forward-Looking Statements:

The foregoing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management’s experience, expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Forward-looking statements are not guarantees of performance. Although the Company believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Moreover, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include the factors discussed or referenced in the “Risk Factors” section of the Company’s 8-K filed with the Securities and Exchange Commission on December 17, 2013 and risks relating to expected continued development of fracturing operations and unconventional activity in Argentina, expected financial results for past and future periods; the effects of government regulation, permitting and other legal requirements, including new legislation or regulation of hydraulic fracturing; drilling and operating risks; the adequacy of our capital resources and liquidity including, but not limited to; difficult and adverse conditions in the domestic and global capital and credit markets; risks related to the concentration of our operations in the South America; shortages of oilfield and frac service equipment, services and qualified personnel and increases in costs for such equipment, services and personnel; uncertainties about our ability to successfully execute our business and financial plans and strategies; general economic and business conditions, either internationally or domestically or in the jurisdictions in which we operate; competition in the oil and natural gas industry; uncertainty concerning our assumed or possible future results of operations; our existing indebtedness; and other important factors that could cause actual results to differ materially from those projected.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

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